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                                                                  EXHIBIT 23.2


                   CONSENT OF OHRLINGS COOPERS & LYBRAND AB,
                             INDEPENDENT AUDITORS


        We consent to the inclusion in the Prospectus constituting part of this Registration Statement on Form S-8 of our report dated June 6, 1996 appearing on page F-2 of Industri-Matematik International Corp.'s Registration Statement on Form S-1 (No. 333-5495). We also consent to the reference to our firm under the caption "Experts".



                                        /s/ Ohrlings Coopers & Lybrand
                                        ------------------------------
                                        OHRLINGS COOPERS & LYBRAND AB

Stockholm, Sweden
January 14, 1997